SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 11, 2003

                            THE MIDDLEBY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                           Commission File No. 1-9973


                     Delaware                           36-3352497
      (State or Other Jurisdiction of      (I.R.S. Employer Identification No.)
        Incorporation or Organization)

        1400 Toastmaster Drive, Elgin, Illinois           60120
       (Address of Principal Executive Offices)        (Zip Code)


    Registrant's Telephone No., including Area Code      (847) 741-3300




Item 5. Other Events

On August 11, 2003, The Middleby Corporation issued a press release announcing a $5 million prepayment of notes due to Maytag Corporation. The press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits


      (c)  Exhibits.


           99.1 Press release dated August 11, 2003 of The Middleby Corporation.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                THE MIDDLEBY CORPORATION
                                ----------------------------
                                      (Registrant)
Date August 11, 2003

                                By:  /s/ Timothy J. Fitzgerald
                                       ----------------------------
                                       Timothy J. Fitzgerald
                                       Vice President and
                                       Chief Financial Officer




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